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                            -------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           --------------------------


       Date of Report (Date of earliest event reported): NOVEMBER 12, 2000
                                                         -----------------

                             WORLD ASSOCIATES, INC.
 ..............................................................................
             (Exact name of registrant as specified in its charter)

                                     NEVADA
 ..............................................................................
                 (State or other jurisdiction of incorporation)

       000-27949                                         88-0406903
    ................                                 ...................
(Commission File Number)                       (IRS Employer Identification No.)


           2949 EAST DESERT INN ROAD, SUITE 1, LAS VEGAS, NEVADA 89121
 ...............................................................................
               (Address of principal executive offices) (Zip Code)

                                  702-914-6092
                          ............................
               Registrant's telephone number, including area code:


 ...............................................................................
         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 12, 2000 the registrant entered into an agreement with Vanguard Space Corporation ("Vanguard") providing inter alia for the transfer of rights, titles and interests to patents and intellectual properties regarding advanced space vehicle remote control technology. Vanguard is a private corporation lead by former NASA astronaut and Apollo 15 Commander David R. Scott. Vanguard has developed the technology to control unmanned vehicles remotely in space which can be used in a variety of applications. Pursuant to the agreement, the registrant will acquire 15% of Vanguard in exchange for one million shares of its common stock. Additionally, Vanguard and Dr. David Scott will transfer patents and technology to International Space and Technology, Inc. ("IST"), a Nevada corporation formed by the parties. Vanguard will also continue to "contribute and/or deliver other management, technical expertise and contracts to IST." David Scott will receive 49% of IST and a proxy to vote 2% more, and the registrant will receive 51% of IST. On November 27, 2000, the agreement was modified to provide for the issuance of an additional 50,000 shares of the registrant's common stock to David R. Scott.

         The foregoing discussion is qualified in it entirety by reference to the Stock Purchase Agreement filed as Exhibit 1.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

1.1 Venture Agreement between Vanguard Space Corporation, David R. Scott, and World Associates, Inc. dated as of November 10, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLD ASSOCIATES, INC.


                                               /S/ Randall Prouty
                                      ..........................................
                                                  Randall Prouty
                                           President, Secretary and Director


           NOVEMBER 28, 2000
Date: .................................


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